UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 1, 2026
Lucid Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Boulevard Newark, CA		94560
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (510) 648-3553
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On July 2, 2026, Lucid Group, Inc. (the “Company”) issued a press release announcing its production and delivery totals for the quarter ended June 30, 2026, and several organizational and leadership changes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 1, 2026, the Company’s Board of Directors (the “Board”) appointed Alexander De Bock as its incoming Chief Financial Officer. Mr. De Bock is expected to join the Company in the coming weeks (the date he commences his employment with the Company, the “Start Date”) and will report to Silvio Napoli, the Company’s Chief Executive Officer. Taoufiq Boussaid, the Company’s current Chief Financial Officer will leave the Company after a transition period following the Company’s Q2 2026 earnings. Mr. Boussaid's departure is not related to any disagreements with the Company on any matter relating to its operations, policies, or practices (financial or otherwise), or any issues regarding financial disclosures, accounting or legal matters.
Mr. De Bock, age 49, has served as the Chief Financial Officer of Metalsa, a leading manufacturer of automotive components specializing in chassis structures for light and commercial vehicles, since June 2026. Previously, he served as the Chief Financial Officer of TI Automotive, a leading global automotive Tier 1 supplier of safety and performance critical products, from April 2025 to February 2026. Prior to the formation of TI Automotive following ABC Technologies' acquisition of TI Fluid Systems, he served as Chief Financial Officer and Executive Director of TI Fluid Systems, from April 2023 to April 2025 (formerly LON: TIFS). From June 2020 to March 2023, Mr. De Bock served as Chief Financial Officer of the Commercial Vehicle Division of ZF Group, a market leader in safety, efficiency and connectivity solutions for medium and heavy-duty vehicles, and as a member of the board of directors of ZF Commercial Vehicle Control System India Ltd. Prior to ZF Friedrichshafen AG's acquisition of WABCO Holdings Inc., a supplier of commercial vehicle technologies and systems, in May 2020, Mr. De Bock held various finance leadership positions at WABCO Holdings Inc. from July 2007 to May 2020, including Corporate Treasurer and Vice President, Financial Planning & Analysis from June 2018 to May 2020 and Interim Chief Financial Officer from September 2017 to June 2018 (formerly NYSE: WBC). Earlier in his career, Mr. De Bock held internal audit positions with American Standard and Audit & Assurance roles with Arthur Andersen & Co. Mr. De Bock holds an M.A. in Applied Economics from the University of Antwerp, Belgium.
In connection with his appointment, Mr. De Bock will receive the following compensation, among other things: (i) an annual base salary of $750,000; (ii) a target incentive bonus opportunity of 150% of his base salary, provided that, for calendar year 2026, such bonus shall be paid out based on the greater of (x) 150% of base salary and (y) actual achievement, in each case, prorated based on the Start Date; (iii) a cash signing bonus in the amount of $1,100,000 to be paid within thirty days of the Start Date; (iv) a cash signing bonus in the amount of $600,000 to be paid in January 2027, subject to his continued employment with the Company; (v) initial equity grants described below; (vi) performance cash bonus described below; (vii) eligibility to participate in the Lucid Group, Inc. Executive Severance Benefit Plan (the “Severance Plan”), and in addition to any severance benefits available under such plan and to the extent not duplicative, if he is terminated without Cause or experiences a Constructive Termination (each as defined in the Severance Plan), subject to satisfaction of the applicable release requirements, he is eligible to receive (x) 75% of his annual target bonus and (y) immediate vesting of one-third of his then-unvested stock awards, with any unvested and unearned performance-based RSUs (“PSUs”) deemed service-vested and payable based on actual achievement of the applicable performance conditions; (viii) reimbursement of up to $15,000 per month for six months for temporary housing expenses, grossed up for taxes; (ix) reimbursement for certain number of flights between the Bay Area and the Detroit metropolitan area between the Start Date and February 1, 2027; and (x) provision of a Company vehicle, tax and financial planning, and relocation support.

Mr. De Bock will receive initial equity grants with an aggregate target grant value of $7,500,000, allocated as (i) $2,500,000 in the form of restricted stock units (“RSUs”) that vest over four years, with 25% vesting on a one-year cliff and the remainder vesting quarterly in 12 installments thereafter, and (ii) $5,000,000 in the form of PSUs subject to the terms of the Company’s 2026 PSU program to be established and approved by the Board. Mr. De Bock will be eligible to receive future annual long-term incentive awards, beginning in 2027, with a target grant value of $2,000,000, subject to adjustment in the Board’s discretion.
Mr. De Bock is also eligible to receive a performance-based cash bonus (“Performance Cash Bonus”), segmented into five equal tranches of $500,000, with a maximum payout opportunity of $2,500,000 if maximum performance is achieved between the Start Date and the fourth anniversary of the Start Date (“Performance Period”) and both time-based and performance-based vesting conditions applicable to such tranche are met. The performance-based vesting condition for each tranche will be satisfied based on achievement of a Market Capitalization Performance Hurdle of $5.0 billion, $7.5 billion, $10.0 billion, $12.5 billion and $17.5 billion, for tranche 1, 2, 3, 4, and 5, respectively.
The “Market Capitalization Performance Hurdle” involves achievement of the volume-weighted average of the Company’s market capitalization for 60 consecutive trading days, as defined in, and as calculated in accordance with Mr. De Bock’s offer letter with the Company.
A given tranche vests upon the later of (x) the tranche’s time-based vesting date (which is the second anniversary of the Start Date for tranche 1, third anniversary of the Start Date for tranches 2 and 3 and fourth anniversary of the Start Date for tranches 4 and 5) and (y) certification of achievement of the Market Capitalization Performance Hurdle, in each case, subject to Mr. De Bock’s continued employment with the Company.
There is no arrangement or understanding with any person pursuant to which Mr. De Bock was appointed as Chief Financial Officer, and there are no family relationships between Mr. De Bock and any director or executive officer of the Company. Additionally, there are no transactions between Mr. De Bock and the Company and/or its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.
The foregoing description of Mr. De Bock's compensation arrangements is qualified in its entirety by reference to the offer letter entered into between the Company and Mr. De Bock, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2026, and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
The information under Item 2.02 above is incorporated herein by reference.
The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements
This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the employment of Mr. De Bock and Mr. Boussaid and the anticipated timeline and compensation, as well as the other organizational and leadership changes. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed under the cautionary language and the Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents the Company has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company currently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this report. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Lucid Press Release Dated July 2, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2026

LUCID GROUP, INC.

	By:	/s/ Silvio Napoli
Name: Silvio Napoli
Title: Chief Executive Officer